Exhibit 10.3
                                FIRST AMENDMENT
                                       TO
                           CHANGE IN CONTROL AGREEMENT

         THIS AMENDMENT (this "Amendment") TO THE CHANGE IN CONTROL AGREEMENT (the "Agreement") is made as of March 13, 2009 (the "Effective Date") by and between SALISBURY BANK AND TRUST COMPANY, a Connecticut chartered bank and trust company with is main office at 5 Bissell Street, P.O. Box 1868, Lakeville, Connecticut 06039 (the "Bank") and ____________ of _____________, ______ __
_____ (the "Executive").

         WHEREAS, the Bank and the Executive have entered the Agreement as of April 2, 2008;

         WHEREAS, Salisbury Bancorp, Inc., the parent of the Bank (the Corporation"), will participate in the Capital Purchase Program of the Troubled Assets Relief Program ("TARP") of the United States Department of the Treasury (the "Treasury");

         WHEREAS, the American Recovery and Reinvestment Act of 2009 (the "2009 Act") amended Section 111 of the Emergency Economic Stabilization Act of 2008 (the "2008 Act") to provide that any "TARP recipient [is prohibited from] making any golden parachute payment to [specified] officer[s] and ... employees of the TARP recipient during the period in which any obligation arising from financial assistance provided under the TARP remains outstanding";

         WHEREAS, any payment under the Agreement could be a "golden parachute payment" as defined in Section 111 of the 2009 Act;

         WHEREAS, the Executive may presently be or in the future may be an officer or employee to whom a golden parachute payment may be prohibited under the 2009 Act; and

         WHEREAS, the Board of Directors of the Corporation and the Bank and the Executive agree that is in the best interests of the Corporation and the Bank for the Corporation to be able to access TARP funds in compliance with Section 111 of the 2009 Act.

         NOW THEREFORE, to further the above recited corporate objectives, and for other good and valuable consideration, the receipt and adequacy of which each party hereby acknowledges the Bank and the Executive agree to add Section 13 to the Agreement as follows:

         13. Compliance with Compensation Standards. Notwithstanding any provision in the Agreement to the contrary, no payment shall be made pursuant
Section 4 of the Agreement or benefit provided pursuant to Section 5 of the Agreement which, if made or provided, as the case may be, would violate applicable provisions of the 2008 Act, the 2009 Act or compensation standards or regulations enacted by the Treasury pursuant thereto. For purposes of the Agreement, the Executive shall be deemed to be a person subject to Section 111 of the 2009 Act.

                           (Signatures on next page.)

         Agreed  to  this   thirteenth  day  of  March,   2009  by  and  between
________________ and Salisbury Bank and Trust Company.


                                              ------------------------

                                              EXECUTIVE


                                              SALISBURY BANK AND TRUST COMPANY

                                              --------------------------------

                                              By:
                                              Its:

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